Exhibit 99.2

Comerica Incorporated Second Quarter 2009 Financial Review July 21, 2009

Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are further economic downturns, changes in the pace of an economic recovery and related changes in employment levels, changes in real estate values, fuel prices, energy costs or other events that could affect customer income levels or general economic conditions, changes related to the headquarters relocation or to its underlying assumptions, the effects of recently enacted legislation, such as the Emergency Economic Stabilization Act of 2008 and the American Recovery and Reinvestment Act of 2009, and actions taken by the U.S. Department of Treasury, the Board of Governors of the Federal Reserve System, the Texas Department of Banking and the Federal Deposit Insurance Corporation, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods, the disruption of private or public utilities, the implementation of Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management’s ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, the interdependence of financial service companies and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Financial Results $ in millions, except per share data 1 Estimated 2 See Supplemental Financial Data slide for reconcilements of non-GAAP financial measures 7.47% 7.45% $423 $242 $170 2.91% $442 $0.37 $56 $- $56 2Q08 11.06% 11.57%1 Tier 1 capital ratio ($24) ($16) Net income (loss) to common stock $33 $34 Preferred stock dividends to U.S. Treasury $397 $429 Noninterest expenses 7.27% 7.55% Tangible common equity ratio2 $223 $298 Noninterest income $203 $312 Provision for loan losses 2.53% 2.73% Net interest margin $384 $402 Net interest income ($0.16) ($0.10) Diluted earnings (loss) per common share $9 $18 Net income 1Q09 2Q09

Second Quarter 2009 Results Analysis of 2Q09 compared to 1Q09 1 Excludes Financial Services Division 2 See Reconciliation of Non-GAAP Financial Measures Average earning assets decreased $2,230 million Average loans1 declined $1,912 million $340 million decrease in average investment securities Average core deposits1 increased $1,113 million Average noninterest-bearing deposits1 grew $1,037 million Net interest margin increased 20 basis points to 2.73% Loan spreads increased and higher-cost time deposits matured Credit quality reflected economic conditions, particularly related to residential real estate development Net credit-related charge-offs were $248 million, $108 million related to Commercial Real Estate Line of Business Provision for loan losses was $312 million Allowance for loan losses to total loans increased to 1.89% from 1.68% Expenses well controlled Annualized noninterest expenses (excluding the special FDIC assessment) are down nearly 10% as compared to full-year 2008 10% reduction in workforce from a year ago Strong capital ratios further enhanced Tangible common equity ratio2 of 7.55%

Diverse Loan Portfolio 1 Excluding Financial Services Division 2Specialty Businesses includes: Entertainment, Energy, Leasing, Technology and Life Sciences, and Mortgage Banker Finance Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Average 2Q09: $47.4 billion1 Other Markets $4.2B 9% Int'l $2.0B 4% Florida $1.8B 4% Midwest $17.4B 37% Western $14.5B 30% 1 Texas $7.5B 16% Global Corp Banking $6.4B 14% Commercial Real Estate $6.2B 13% Middle Market $14.7B 31% Nat'l Dealer Services $3.6B 8% Specialty Businesses 1,2 $5.6B 12% Personal Banking $2.1B 4% Small Business Banking $4.0B 8% Private Banking $4.8B 10%

Investment Securities Portfolio Consists primarily of AAA mortgage-backed Freddie Mac and Fannie Mae government agency securities Goal: portfolio size of approx. 10% of average assets Proactively reduced portfolio with view that rates will rise over time $6.5 billion balance at 6/30/09 Realized gains of $109MM on sale of $2.3 billion in 2Q09 Net unrealized pre-tax gain $142MM as of 6/30/09 Average life of 2.9 years Repurchased customers’ Auction Rate Securities in 4Q08 Cumulative redemptions of $244MM (2Q09 $64MM) Cumulative gains on redemptions of $12MM (2Q09 $3MM) $ in millions $3,500 $4,500 $5,500 $6,500 $7,500 $8,500 $9,500 $10,500 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 6.5% 8.5% 10.5% 12.5% 14.5% Average Auction Rate Securities Average Investment Securities Available-for-Sale Average Investment Securities as % of Average Assets

Growing Core Deposits Total avg. core deposits1 of $33.1 billion, a 3.5% increase Avg. core noninterest-bearing deposits1 grew $1.0 billion or 10% Total avg. deposits increased in: All geographic markets All business segments, both commercial and consumer customers Average Noninterest-Bearing Deposits (Excludes Financial Services Division) $ in billions; 2Q09 vs 1Q09 1 Core deposits exclude Institutional CDs, Retail Brokered CDs, foreign office time deposits and Financial Services Division balances $4 $6 $8 $10 $12 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09

Net interest margin increased 20 basis points to 2.73%, which reflected: + Loan spread improvement + Deposit rate reductions + Higher-cost time deposits matured + Noninterest-bearing deposit growth Net Interest Margin Average excess liquidity position of approximately $1.8 billion: Resulted from strong deposit growth and the sale of investment securities while loan demand remained weak On deposit with Federal Reserve Bank Negative impact on margin was approximately 8 basis points 2Q09 vs 1Q09

Credit Quality $74MM 0.66% $83MM 0.76% $140MM 1.35% Excluding CRE line of business $308MM $913MM $248MM 2.08% 2Q09 $133MM 1.04% $157MM 1.26% Net credit-related charge-offs1 to average total loans $190MM $808MM $202MM $853MM Provision for Credit Losses Allowance for Credit Losses 4Q08 1Q09 1 Includes net loan charge-offs and net charge-offs on lending-related commitments CRE: Commercial Real Estate Commercial Real Estate, particularly residential real estate development, continued to drive charge-offs and provision Continued to build reserves with provision for credit losses exceeding net credit related charge-offs by $60MM

Credit Quality 84% 83% 78% Allowance for loan losses to nonperforming loans 66% 64% 61% Carrying value of nonaccrual loans (% of contractual values) 1.89% 2.64% $1,230MM 1.34% $541MM 2Q09 1.94% $983MM 0.84% $366MM 2.20% $1,073MM 1.03% $434MM Nonperforming assets to total loans and foreclosed property Excluding CRE Line of Business 1.52% 1.68% Allowance for loan losses to total loans 4Q08 1Q09

Nonaccrual Loans June 30, 2009: $1,130 million By Line of Business Period-end balances in $ millions (MM) 1 Reflects office of origination Nonaccrual loans1: Western 40% Midwest 31% Florida 11% Texas 8% Average write-down to nonaccrual loans: 39% Granularity of commercial nonaccrual loans: 3 101 Over $25MM 717 $1,130 Total 24 336 $10–$25MM 43 296 $5–$10MM 647 $397 Under $5MM # of Relationships Outstanding Commercial Real Estate $619MM 55% Middle Market $228MM 20% Small Business Banking $118MM 10% Global Corp Banking $77MM 7% Other Business Lines $88MM 8%

Net Loan Charge-offs by Market $ in millions Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective 65 76 70 Western $192 $133 16 8 6 $38 4Q08 $203 $157 7 8 12 $54 1Q09 $312 $248 45 11 23 $99 2Q09 Florida Midwest TOTAL Other Markets/ International Provision for loan losses Texas

Net Loan Charge-offs by Line of Business 2Q09: $248 million 1Q09: $157 million $ in millions 1 Specialty Businesses includes: Entertainment, Energy, Leasing, Technology and Life Sciences, and Financial Services Division Middle Market $52MM Global Corp Banking $17MM Specialty Businesses 1 $34MM Small Business Banking $23MM WIM $8MM Personal Banking $6MM CRE Line of Business $108MM Specialty Businesses 1 $13MM Global Corp Banking $4MM Middle Market $32MM Personal Banking $4MM CRE Line of Business $74MM WIM $8MM Small Business Banking $22MM

Shared National Credit Relationships Outstandings declined $758MM from 3/31/09 Approx. 1,000 borrowers Industry diversification mirrors total loan book Majority of relationships include ancillary business Comerica is agent for approximately 14% of SNC portfolio Adhere to same credit underwriting standards as rest of loan book Credit challenges focused on Commercial Real Estate, primarily residential real estate related June 30, 2009: $10.7 billion Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Period-end outstandings as of June 30, 2009 Global Corp Banking $3.9B 37% Nat'l Dealer Services $0.3B 3% Energy $1.4B 13% Other $0.7B 7% Middle Market $2.4B 22% Commercial Real Estate $2.0B 18%

Commercial Real Estate Line of Business June 30, 2009 Loan Outstandings: $5.2 billion1 By Project Type By Location of Property Period-end balances in $billions; additional CRE information can be found in the appendix 1 Excludes $0.9B in Commercial Real Estate line of business loans not secured by real estate Multi-use $0.5B 9% Office $0.5B 10% Comml/Other $0.3B 5% Multi-family $1.1B 21% Retail $1.0B 20% Single Family $0.8B 16% Land Development $0.4B 8% Land Carry $0.6B 11% Other Markets $0.6B 11% Florida $0.6B 12% Western $2.1B 40% Michigan $0.7B 14% Texas $1.2B 23%

Net Loan Charge-offs by Office of Origination $ in millions Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets/National Developers includes properties located in FL, NV, LA, AL and CA. Commercial Real Estate Line of Business 12 11 14 22 20 Midwest $57 4 2 1 $39 3Q08 $73 1 0 3 $57 2Q08 $59 5 1 2 $37 4Q08 $74 1 2 2 $47 1Q09 $108 36 1 17 $34 2Q09 Florida Western TOTAL Other Markets/ National Developers Texas

Consumer Loan Portfolio 9% of total outstandings No sub-prime mortgage programs Self-originated & relationship oriented Net loan charge-offs of $14MM 2Q09: $4.4 billion 2Q09 averages in $billions 1 Residential mortgages we hold on our balance sheet are primarily associated with our Private Banking customers. The residential mortgages we originate through our banking centers are typically sold to a third party. 2 The “other” category includes automobile, personal watercraft, student and recreational vehicle loans. Residential Mortgages1 $1.8B 41% Consumer Loans-Home Equity $1.8B 41% Consumer loans- Other2 $0.8B 18%

Automotive Manufacturer Portfolio 6.0 Excluding GM lease 2Q09 1Q09 4Q08 3Q08 2Q08 $26.7 $4.4 $5.4 ($0.1) ($0.0) Net Charge-offs/(Recoveries)2 $1.3 $1.5 $1.8 $2.2 $2.7 Total Other Automotive $1.1 $1.2 $1.4 $1.7 $2.0 Domestic Ownership 0.2 0.3 0.4 0.5 0.7 Foreign Ownership 13.4 12/05 8.5 12/06 16.5 12/07 12.0 12/08 32.6 Nonaccrual Loans3 05/09 Outstandings1 1Period-end in $billions 2$millions 3Period-end in $millions Portfolio includes OEM (Original Equipment Manufacturer), Tier One and Tier Two suppliers with greater than 50% revenue associated with auto manufacturing Second Quarter Commentary: Auto exposure continues to decline No direct exposure to GM or Chrysler $21MM charge-off related to GM lease down 52% Primary suppliers = Revenues > 50% derived from: GM: $207MM outstanding as of 5/31/09, down from $228MM at 2/28/09 Chrysler: $47MM outstanding as of 5/31/09, down from $82MM at 2/28/09

Diversified National Dealer Services Geographic Dispersion Western 63% Midwest 17% Florida 9% Texas 5% Other 6% 2Q09 Average Loans Outstanding: $3.6 billion Franchise Distribution1 1 Franchise distribution based on June 30, 2009 period-end outstandings 2 “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Facts Top tier strategy Majority are Mega franchises (five or more dealers in group) About 5% of portfolio is to single dealers of Detroit 3 Virtually -0- losses or nonaccruals for many years Average loan outstandings down $1.6 billion or 30% from 2Q08 Detroit 3 nameplates down from 41% at 12/05 to 21% at 06/09 Toyota/ Lexus 20% Ford 10% GM 7% Chrysler 4% Mercedes 6% Nissan/ Infinity 5% Other2 14% Other European 8% Other Asian 6% Honda/ Acura 20%

National Dealer Services Exposure to dealers that are being closed is relatively small, as expected, given our top-tier strategy Chrysler closed 789 US dealers June 9, 20091 (335 closed in 20082): 11 are CMA customers $12MM in outstanding loans GM closing approx. 1,323 US dealers by Oct. 20103 (380 closed in 20082) 20 are CMA customers More than half are part of multiple franchise groups where GM represents less than 30% of group exposure $59MM in outstanding loans (84% floorplan) June 30, 2009 period-end outstandings 1 Source: Chrysler Restructuring website 2 Source: Automotive News 3 Source: General Motors presentation to the US House Oversight and Investigations Subcommittee dated 6/10/09

Tier 1 Capital Ratio Regulatory defined “well-capitalized” threshold Impact of preferred stock (CPP): 319bps *June 30, 2009 Tier 1 Capital is estimated 8.38% 7.32% 7.45% 7.40% 8.02% 7.75% 11.57% 11.06% 10.66% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09* Tier 1 Capital US Treasury Capital Purchase Program (CPP)

Tangible Common Equity Ratio* Source: SNL Financial; 2Q09 peer figures not completely available *Non-GAAP Financial Measure **Peer group consists of the following: BBT, FITB, HBAN, KEY, MTB, MI, PNC, RF, STI, USB, and ZION See Supplemental Financial Data slide for reconcilements of Comerica’s non-GAAP financial measures 5.38% 5.37% 4.74% 4.92% 7.47% 7.60% 7.21% 7.27% 7.55% 0% 3% 6% 9% 2Q08 3Q08 4Q08 1Q09 2Q09 Peer Group Average** Comerica

 2009 Outlook Loans: Focus on developing new and expanding existing relationships with the appropriate pricing and credit standards Loan demand expected to be subdued in light of contracting economy Net interest margin: Expect 3Q09 to be relatively unchanged from 2Q09 and 4Q09 to expand Continued improvement in loan spreads Higher-cost wholesale funding maturing Excess liquidity offsetting these effects in 3Q09 Excess liquidity expected to diminish in 4Q09 with wholesale funding maturities No Fed rate changes anticipated in 2009 Net credit-related charge-offs: 3Q09 expected to be similar to 2Q09 charge-offs Modest improvement expected in 4Q09 Provision expected to continue to exceed net charge-offs Noninterest income: Additional gains on sales of mortgage-backed government agency securities expected Mortgage-backed government agency securities expected to average about 10% of average assets Noninterest expenses: Mid to high-single digit decrease (FY09 vs. FY08) This outlook is provided as of July 21, 2009

Appendix

Business and Market Segment Contributions to Net Income $165 $27 TOTAL (26) 5 Other1 (8) (42) Finance 34 28 Wealth & Institutional Management 47 (26) Retail Bank $118 $62 Business Bank YTD 2Q08 YTD 2Q09 $ in millions 1 Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division 41 27 Other Markets (5) (14) Florida (30) (14) Western $165 $27 TOTAL (34) (37) Finance and Other1 18 15 International 36 19 Texas $139 $31 Midwest YTD 2Q08 YTD 2Q09

Noninterest Income Deferred compensation asset returns (offset by deferred compensation expense): $8MM in 2Q09 $(5)MM in 1Q09 $(18)MM in 4Q08 Termination of leveraged leases: $(16)MM (2Q09) $24MM (1Q09) Net securities gains: $109MM from sale of government guaranteed mortgage-backed securities (2Q09) $3MM from sale of Auction Rate Securities (2Q09) $8MM from sale of government guaranteed mortgage-backed securities (1Q09) $5MM from sale of Auction Rate Securities ARS (1Q09) $4MM from sale of Auction Rate Securities ARS (4Q08) $27MM from sale of Visa shares (3Q08)

Expense Management 4 (5) 8 Deferred compensation plan costs 11 11 7 Share-based compensation $2 $15 $45 FDIC Deposit Insurance 5 16 14 Pension Expense $423 1 8 35 1 $151 2Q08 7 10 Other real estate 5 (1) Severance $147 $142 Regular Salaries Other Expenses $397 $429 Total Non-Interest Expenses 4 4 Travel & Entertainment 13 15 Incentives (including commissions) 1Q09 2Q09 Operations Related Expenses $ in millions

A Leaner, More Efficient Company Headcount Reduced by about 1,000 Positions or 10% of the Workforce (6/30/09 vs. 6/30/08) Headcount Average Assets Average assets in $billions; actual period-end headcount (FTE: Full Time Equivalent) data $48 $51 $54 $57 $60 $63 $66 $69 2003 2004 2005 2006 2007 2008 2Q09 8,500 8,750 9,000 9,250 9,500 9,750 10,000 10,250 10,500 10,750 11,000 11,250 Average Assets Headcount (FTE) Headcount (FTE) Ex New Banking Center Employees

Loans By Geographic Market 4.2 4.2 4.2 Other Markets 1.9 1.9 1.8 Florida 2.3 2.1 2.0 International $52.4 $49.6 $47.6 TOTAL 7.8 7.8 7.5 Texas 17.0 15.3 14.7 Western $19.2 $18.3 $17.4 Midwest 2Q08 1Q09 2Q09 Average loans in $billions; Geography based on office of origination Western includes: CA, AZ, NV, CO, WA

Loans by Line of Business $52.4 $49.6 $47.6 TOTAL $4.5 $4.8 $4.8 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 4.5 4.8 4.8 Private Banking $6.4 $6.3 $6.1 SUBTOTAL – RETAIL BANK 2.1 2.1 2.1 Personal Banking 4.3 4.2 4.0 Small Business Banking $41.5 $38.5 $36.7 SUBTOTAL – BUSINESS BANK 6.4 6.1 5.8 Specialty Businesses1 5.2 4.1 3.6 National Dealer Services 6.3 6.6 6.4 Global Corporate Banking 6.7 6.4 6.2 Commercial Real Estate $16.9 $15.3 $14.7 Middle Market 2Q08 1Q09 2Q09 Average loans in $billions; 1 Specialty Businesses includes: FSD, Entertainment, Energy, Leasing and TLS

Second Quarter 2009 Average Loans Detail $4.2 $0.0 0.0 $0.1 0.1 -- $4.0 1.0 0.2 0.7 0.9 $1.2 Other Markets $1.8 $0.6 0.6 $-- -- -- $1.2 0.1 0.3 0.1 0.5 $0.2 Florida $47.6 $2.0 $7.5 $14.7 $17.4 TOTAL $4.8 $-- $0.5 $1.7 $2.0 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 4.8 -- 0.5 1.7 2.0 Private Banking $6.1 $-- $1.2 $1.1 $3.7 SUBTOTAL – RETAIL BANK 2.1 -- 0.2 0.1 1.7 Personal Banking 4.0 -- 1.0 1.0 2.0 Small Business Banking $36.7 $2.0 $5.9 $11.9 $11.7 SUBTOTAL – BUSINESS BANK 5.8 -- 2.0 1.7 1.0 Specialty Businesses1 3.6 -- 0.2 2.3 0.6 National Dealer Services 6.4 2.0 0.3 1.2 2.1 Global Corporate Banking 6.2 -- 1.5 2.2 1.1 Commercial Real Estate $14.7 $0.0 $1.9 $4.5 $6.9 Middle Market TOTAL International Texas Western Midwest $ in billions; geography based on office of origination. 1 Specialty Businesses includes: FSD, Entertainment, Energy, Leasing and TLS

Commercial Real Estate Loan Portfolio 2Q09: $14.8 billion 2Q09 averages in $billions 1 Included in Commercial Real Estate line of business Commercial Real Estate line of business: Nonaccrual loans of $619MM Loans over $2mm transferred to nonaccrual totaled $204MM Net loan charge-offs of $108MM Commercial Mortgages 1 $1.7B 11% Real Estate Construction 1 $3.7B 25% Primarily Owner-Occupied Commercial Mortgages $9.4B 64%

Real Estate Construction Loans Other CRE: 388 18 23 109 59 179 Land Development 1,144 83 164 175 113 609 Total Residential 91 25 5 34 25 2 Commercial 806 40 51 360 133 222 Retail 690 156 155 203 9 167 Multi-family 395 29 57 70 34 205 Multi-use 304 32 15 115 22 120 Office 25 9 - 7 - 9 Other $3,500 $377 $447 $981 $342 $1,353 TOTAL Residential: 3 $65 Other Markets 45 - 17 6 19 Land Development $756 $141 $66 $54 $430 Single Family TOTAL Florida Texas Michigan Western June 30, 2009 period-end $ in millions Commercial Real Estate Line of Business by Location of Property

Commercial Mortgage Loans 285 12 13 9 70 181 Land Carry Other CRE: 333 39 60 49 68 117 Total Residential $52 $16 $6 $7 $3 $20 Single Family Residential: 66 40 - 8 11 7 Multi-use 149 12 - 6 31 100 Commercial 238 61 11 2 57 107 Retail 217 6 18 21 52 120 Office 420 34 97 99 69 121 Multi-family 20 18 - 1 1 - Other $222 23 Other Markets $1,728 $199 $195 $359 $753 TOTAL 281 54 42 65 97 Land Carry TOTAL Florida Texas Michigan Western June 30, 2009 period-end $ in millions Commercial Real Estate Line of Business by Location of Property

 Smaller local developers 98 projects Reduced from $932MM at 12/31/07 88% watch list1 Nonaccrual loans of $194MM, a decrease from $239MM at 3/31/09 Western Market CRE June 30, 2009: $2.1 billion June 30, 2009 balances in $billions RRE: Residential Real Estate; Based on location of booking office; includes CA, AZ and NV 1 Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans Western Market Local Residential Real Estate Developer Portfolio: Commercial Real Estate Line of Business National RRE Developers $0.4B Western Local RRE $0.3B Other CRE Businesses $1.4B

Home Equity Portfolio 82% home equity lines and 18% home equity loans1 Avg. FICO score of 751 at origination1 85% have CLTV < 80%1 Average loan vintage is 4.1 years1 Geographic Breakdown 2Q09 averages in $billions Geography based on office of origination 1Data on loans booked through our Consumer Loan Center which encompasses about 87% of our Home Equity Lines and Loans 2Q09: $1.8 billion Midwest 65% Texas 9% Western 23% Florida 2% Other Markets 1%

Core Deposits By Geographic Market 1.4 1.4 1.6 Other Markets 0.3 0.2 0.3 Florida 0.8 0.7 0.8 International $32.1 $31.9 $33.2 TOTAL 3.9 4.1 4.4 Texas 9.7 8.9 9.0 Western $16.0 $16.6 $17.1 Midwest 2Q08 1Q09 2Q09 Average deposits in $billions; Geography based on office of origination Western includes: CA, AZ, NV, CO, WA Excludes FSD, Foreign Office Time Deposits and Finance/Other with Inst. & Retail Brokered CDs: 2Q09-$7.6B;1Q09-$8.8B; 2Q08-$11.7B

Line of Business Deposits $43.8 $40.9 8.9 $2.5 2.5 $17.0 13.1 3.9 $15.4 $12.5 6.6 3.7 0.1 3.7 0.7 $4.3 2Q08 7.0 5.7 Finance/Other2 $40.8 $38.9 $40.8 $38.9 TOTAL > EXCLUDING FSD $2.4 $2.6 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 2.4 2.6 Private Banking $17.4 $17.7 SUBTOTAL – RETAIL BANK 13.7 13.9 Personal Banking 3.7 3.8 Small Business Banking $14.0 $12.1 $14.8 $12.9 SUBTOTAL – BUSINESS BANK >Excluding FSD 4.9 3.0 5.1 3.2 Specialty Businesses1 > Excluding FSD 0.1 0.1 National Dealer Services 4.4 4.9 Global Corporate Banking 0.6 0.6 Commercial Real Estate $4.0 $4.1 Middle Market 1Q09 2Q09 Average deposits in $billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Inst. and Retail Brokered CD’s: 2Q09 - $5.1B; 1Q09 - $6.3B; 2Q08 - $7.7B

Second Quarter 2009 Average Deposits Detail $1.6 -- $0.1 0.1 $0.0 0.0 -- $1.5 0.7 -- 0.6 0.1 $0.1 Other Markets $0.8 -- $-- -- $-- -- -- $0.8 -- -- 0.8 -- $-- International 5.7 -- -- -- 5.7 Finance/Other2 $40.8 $0.3 $4.5 $10.7 $22.9 TOTAL $2.6 $0.2 $0.2 $1.4 $0.7 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 2.6 0.2 0.2 1.4 0.7 Private Banking $17.7 $-- $2.8 $2.1 $12.8 SUBTOTAL – RETAIL BANK 13.9 -- 1.8 1.1 11.0 Personal Banking 3.8 -- 1.0 1.0 1.8 Small Business Banking $14.8 $0.1 $1.5 $7.2 $3.7 SUBTOTAL – BUSINESS BANK 5.1 0.1 0.5 3.8 0.0 Specialty Businesses1 0.1 0.0 0.0 0.0 0.1 National Dealer Services 4.9 0.0 0.6 0.4 2.5 Global Corporate Banking 0.6 0.0 0.1 0.2 0.2 Commercial Real Estate $4.1 $0.0 $0.3 $2.8 $0.9 Middle Market TOTAL Florida Texas Western Midwest $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $5.1B in Inst. and Retail Brokered CD’s; included in Finance Division segment

Financial Services Division Data 1.81% 0.61% 0.70% FSD Interest-bearing Deposits 1.42% 1.97% 1.71% FSD Loans (Primarily Low-rate) Average Rates $2 ($1) $1 Customer Services Noninterest Expenses $0.5 $0.2 $0.2 Total Loans $2.8 $1.9 $1.9 Total Deposits 1.0 0.6 0.5 Interest-bearing $1.8 $1.3 $1.4 Noninterest-bearing Average Balance Sheet 2Q08 1Q09 2Q09 Balance Sheet data in $billions; Noninterest Expense data in $millions

December 2003 360 Banking Centers June 2009 441 Banking Centers Banking Center Network MI 233 TX 87 CA 98 FL 10 AZ 13 MI 260 TX 51 CA 42 FL 6 AZ 1

10 0 0 4 4 2 Planned 2009 30 2 0 12 3 13 2007 28 0 1 9 4 14 2008 12/31/09 Planned Network 2006 2005 Location of New Banking Centers 446 232 10 90 16 98 18 1 0 7 2 8 2 Arizona 25 Total 1 Michigan 3 Florida 7 Texas 12 California Banking Center Network Slowed banking center expansion in light of current environment New Banking Centers contributed $2.3 billion in new deposits as of June 2009

Multiple Funding Sources Good core deposit growth momentum $3.5 billion in funds on deposit at Federal Reserve Institutional & Retail Brokered CDs Term Auction Facility (TAF) Repo market Over $5 billion untapped capacity for issuance under the Temporary Liquidity Guarantee Program Federal Home Loan Bank of Dallas $8 billion outstanding Multi-billion dollar funding capacity $6.5 billion Mortgage-Backed Agency Securities portfolio (net unrealized pre-tax gain $142MM) 2Q09 Period-end balances; Pie chart based on 2Q09 average balances In addition to the funding sources above, Comerica maintains untapped capacity to borrow at the discount window Noninterest-Bearing Deposits 20% Interest-Bearing Deposits 37% Equity 11% Medium- and Long-Term Debt 22% Short-Term Debt 10%

A- BBB+ Baa3 Regions Financial BBB BB+ Baa2 Huntington BBB BBB- B2 Zions Bancorporation BBB+ BBB- A3 Marshall & Ilsley Baa1 Baa1 Baa1 A3 A3 A2 A1 Aa3 Moody’s A+ A PNC A- A- M&T Bank A A- Comerica AA- A BB&T A- BBB Fifth Third A- BBB+ SunTrust A- BBB+ KeyCorp AA- Fitch S&P Senior Unsecured/Long-Term Issuer Rating A+ US Bancorp Holding Company Debt Ratings As of 7/1/09 Source: SNL Financial

Comerica Bank Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08
Total Regulatory Capital [2]	$10,723	$10,773	$10,774	$8,520	$8,486
Tier 1 capital[1,2]	$7,774	$7,760	$7,805	$5,576	$5,635
Less: Fixed rate cumulative perpetual preferred stock	2,140	2,134	2,129	-	-
Less: Trust preferred securities	495	495	495	495	495
Tier 1 common capital[2]	5,139	5,131	5,181	5,081	5,140
Risk-weighted assets[1,2]	67,202	70,135	73,207	76,156	75,677
Tier 1 common capital ratio [2]	***7.65%***	***7.32%***	***7.08%***	***6.67%***	***6.79%***
Total shareholders' equity	$7,093	$7,183	$7,152	$5,100	$5,082
Less: Fixed rate cumulative perpetual preferred stock	2,140	2,134	2,129	-	-
Less: Goodwill	150	150	150	150	150
Less: Other intangible assets	10	11	12	12	12
Tangible common equity	$4,793	$4,888	$4,861	$4,938	$4,920
Total assets	$63,630	$67,370	$67,548	$65,153	$66,003
Less: Goodwill	150	150	150	150	150
Less: Other intangible assets	10	11	12	12	12
Tangible assets	$63,470	$67,209	$67,386	$64,991	$65,841
Tangible common equity ratio	***7.55%***	***7.27%***	***7.21%***	***7.60%***	***7.47%***

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The Corporation believes these measurements are meaningful measures of capital adequacy and used by investors, regulators, and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1] Tier 1 capital and risk-weighted assets as defined by regulation

[2] June 30, 2009 Regulatory Capital, Tier 1 Capital, and Risk-Weighted assets are estimated

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